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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 1999

          PRUDENTIAL-BACHE/A.G. SPANOS GENESIS INCOME PARTNERS L.P., I
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             (Exact name of Registrant as specified in its charter)

Delaware                                      0-16861           94-3028298
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(State or other jurisdiction of             (Commission     (I.R.S. Employer
incorporation or organization)              File Number)    Identification No.)

1341 West Robinhood, Suite B-9, Stockton, CA 95207
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (209) 478-0140

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 2. Disposition of Assets.

   Pursuant to the settlement of the class action which received final approval by the United States District Court for the Southern District of New York on July 21, 1998 ("Settlement Agreement"), the Registrant conducted an auction of all its properties. The Registrant has selected a winning bidder for all nine properties and has entered into a contract with the buyer. The buyer of the nine properties is unaffiliated with the Registrant, its affiliates, its general partners and their respective officers and directors.

   On March 11, 1999, the Registrant entered into an agreement to sell the properties for an aggregate purchase price of $126,333,500 to WXI/SPN
Real Estate Limited Partnership, a Delaware limited partnership
(the 'Agreement'). The properties are:

   * Mission Trails, a multi-family property, containing 208 units located in San Diego, California;

   * Le Parc, a multi-family property, containing 188 units located in Marietta, Georgia;

   * Chelsea Park, a multi-family property, containing 376 units located in Norcross, Georgia;

   * Casa de Fuentes, a multi-family property, containing 288 units located in Overland Park, Kansas;

   * Comanche Place, a multi-family property, containing 306 units located in Overland Park, Kansas;

   * Cypress Pointe, a multi-family property, containing 444 units located in Louisville, Kentucky;

   * Del Rio, a multi-family property, containing 248 units located in Albuquerque, New Mexico;

   * Cameron Creek, a multi-family property, containing 446 units located in Fort Worth, Texas;

   * MacArthur Park, a multi-family property, containing 276 units located in Las Colinas, Texas.

   The Registrant does not own the improvements on the Del Rio and Cameron Creek properties but owns the land on which such improvements are built. The Settlement Agreement provides that the sale proceeds attributable to Del Rio and Cameron Creek be allocated between the Registrant and owner of the improvements as follows: (i) first to pay off the existing mortgage indebtedness (approximately $19,440,000 as of March 1, 1999); (ii) then to the Registrant to the extent of its original purchase price of the land; (iii) then to the improvements owner, an affiliate of the Spanos General Partner, to a specified base amount (approximately $250,000 as of March 1, 1999).

   A portion of the purchase price in the amount of $1,650,000 will be placed in escrow at closing for a 90 day period as security for any surviving obligations of the Registrant to the buyer under the Agreement.

   Pursuant to the Agreement, the closing of the transaction will take place as soon as practicable after the signing of the Agreement but in no event later than April 25, 1999, or such later date on or before June 1, 1999 as may be required by the Registrant in order to prepay the present mortgages on the properties in accordance with the applicable loan document prepayment provisions.

   No assurance can be given that the sale of these properties will take place as provided in the Agreement.
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I (Registrant)

By: A.G. Spanos Residential Partners-86, General Partner

    By: AGS Financial Corporation, a general partner

         By: /s/ Arthur J. Cole                         Date: March 19, 1999
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         Arthur J. Cole
         President and Chief Accounting Officer

     By: A.G. Spanos Realty, Inc., a general partner

         By: /s/ Arthur J. Cole                         Date: March 19, 1999
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         Arthur J. Cole
         Vice President and Chief Accounting Officer
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